Quarterly Holdings Report
for
Fidelity Advisor® Semiconductors Fund
October 31, 2022
AFEL-NPRT1-1222
1.809067.119
Common Stocks - 98.1%
	Shares	Value ($)
Electrical Equipment - 0.3%
Electrical Components & Equipment - 0.3%
Array Technologies, Inc. (a)	94,900	1,717,690
Electronic Equipment & Components - 2.2%
Electronic Equipment & Instruments - 0.2%
Aeva Technologies, Inc. (a)(b)	118,100	236,200
Mobileye Global, Inc. (a)	53,100	1,400,778
		1,636,978
Electronic Manufacturing Services - 2.0%
Flex Ltd. (a)	122,027	2,389,289
Jabil, Inc.	165,176	10,612,558
		13,001,847
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		14,638,825
Semiconductors & Semiconductor Equipment - 94.5%
Semiconductor Equipment - 9.5%
Applied Materials, Inc.	21,400	1,889,406
Enphase Energy, Inc. (a)	12,100	3,714,700
KLA Corp.	11,100	3,512,595
Lam Research Corp.	49,446	20,014,752
Nova Ltd. (a)(b)	122,932	9,061,318
Teradyne, Inc.	297,700	24,217,895
		62,410,666
Semiconductors - 85.0%
Advanced Micro Devices, Inc. (a)	408,874	24,556,972
Allegro MicroSystems LLC (a)	276,200	7,018,242
Alpha & Omega Semiconductor Ltd. (a)	44,500	1,457,375
Analog Devices, Inc.	160,306	22,862,842
Broadcom, Inc.	63,225	29,723,337
Cirrus Logic, Inc. (a)	99,028	6,646,759
GlobalFoundries, Inc. (b)	583,400	33,078,780
Lattice Semiconductor Corp. (a)	107,000	5,190,570
MACOM Technology Solutions Holdings, Inc. (a)	176,800	10,231,416
Marvell Technology, Inc.	1,282,333	50,882,973
MaxLinear, Inc. Class A (a)	14,449	446,185
Microchip Technology, Inc.	482,809	29,808,628
Micron Technology, Inc.	273,000	14,769,300
Monolithic Power Systems, Inc.	32,600	11,066,070
NVIDIA Corp.	1,116,727	150,724,642
NXP Semiconductors NV	401,012	58,579,833
onsemi (a)	882,236	54,195,757
Qualcomm, Inc.	101,926	11,992,613
Skyworks Solutions, Inc.	59,400	5,108,994
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	368,700	22,693,485
Texas Instruments, Inc.	44,422	7,135,506
Wolfspeed, Inc. (a)	36,700	2,890,125
		561,060,404
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		623,471,070
Technology Hardware, Storage & Peripherals - 1.1%
Technology Hardware, Storage & Peripherals - 1.1%
IonQ, Inc. (a)(c)	15,000	88,350
Samsung Electronics Co. Ltd.	57,100	2,376,300
Western Digital Corp. (a)	131,000	4,502,470
		6,967,120
TOTAL COMMON STOCKS (Cost $588,598,659)		646,794,705

Convertible Preferred Stocks - 0.6%
	Shares	Value ($)
Electronic Equipment & Components - 0.0%
Electronic Components - 0.0%
Menlo Micro, Inc. Series C (c)(d)	79,800	64,989
Metals & Mining - 0.1%
Precious Metals & Minerals - 0.1%
Diamond Foundry, Inc. Series C (a)(c)(d)	18,335	555,917
Semiconductors & Semiconductor Equipment - 0.5%
Semiconductor Equipment - 0.3%
Astera Labs, Inc.:
Series A (c)(d)	30,452	291,426
Series B (c)(d)	5,185	49,620
Series C (a)(c)(d)	19,433	185,974
Series D (c)(d)	123,852	1,185,264
		1,712,284
Semiconductors - 0.2%
Alif Semiconductor Series C (c)(d)	48,363	776,710
GaN Systems, Inc.:
Series F1 (c)(d)	52,877	244,292
Series F2 (c)(d)	27,921	128,995
SiMa.ai:
Series B (a)(c)(d)	30,638	184,441
Series B1 (c)(d)	18,145	128,467
		1,462,905
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		3,175,189
Software - 0.0%
Systems Software - 0.0%
Tenstorrent, Inc. Series C1 (a)(c)(d)	900	39,375
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,239,200)		3,835,470

Preferred Securities - 0.1%
	Principal Amount (e)	Value ($)
Semiconductors & Semiconductor Equipment - 0.1%
Semiconductors - 0.1%
GaN Systems, Inc. 0% (c)(d)(f)	1,239,360	675,947
Software - 0.0%
Systems Software - 0.0%
Tenstorrent, Inc. 0% (c)(d)(f)	50,000	50,000
TOTAL PREFERRED SECURITIES (Cost $1,289,360)		725,947

Money Market Funds - 6.8%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (g)	9,022,219	9,024,024
Fidelity Securities Lending Cash Central Fund 3.10% (g)(h)	36,111,464	36,115,075
TOTAL MONEY MARKET FUNDS (Cost $45,139,099)		45,139,099

TOTAL INVESTMENT IN SECURITIES - 105.6% (Cost $639,266,318)	696,495,221
NET OTHER ASSETS (LIABILITIES) - (5.6)%	(36,904,636)
NET ASSETS - 100.0%	659,590,585

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,649,767 or 0.7% of net assets.

(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security is perpetual in nature with no stated maturity date.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Alif Semiconductor Series C	3/08/22	981,698

Astera Labs, Inc. Series A	5/17/22	309,682

Astera Labs, Inc. Series B	5/17/22	52,729

Astera Labs, Inc. Series C	8/24/21	65,330

Astera Labs, Inc. Series D	5/17/22 - 5/27/22	1,259,513

Diamond Foundry, Inc. Series C	3/15/21	440,040

GaN Systems, Inc. Series F1	11/30/21	448,397

GaN Systems, Inc. Series F2	11/30/21	236,770

GaN Systems, Inc. 0%	11/30/21	1,239,360

IonQ, Inc.	3/07/21	150,000

Menlo Micro, Inc. Series C	2/09/22	105,775

SiMa.ai Series B	5/10/21	157,093

SiMa.ai Series B1	4/25/22 - 10/17/22	128,665

Tenstorrent, Inc. Series C1	4/23/21	53,509

Tenstorrent, Inc. 0%	4/23/21	50,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	23,994,086	51,576,461	66,546,523	134,983	-	-	9,024,024	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	43,554,325	79,396,084	86,835,334	226,784	-	-	36,115,075	0.1%
Total	67,548,411	130,972,545	153,381,857	361,767	-	-	45,139,099

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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